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                                                                   Exhibit 10.15

                           ASSIGNMENT AND ASSUMPTION

        THIS ASSIGNMENT AND ASSUMPTION made this 29th day of October, 1999, by PF.NET Network Services Corp., a Delaware corporation (formerly PF.NET, L.L.C.) ("Assignor"), and PF.Net Supply Corp., a Delaware corporation ("Assignee").

                                  WITNESSETH:

        In consideration of Ten Dollars ($10.00) and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns all of its rights in and to the Master Supply, Services and Systems Agreement (contract no. LNM990304DLMPTT) dated as of August 6, 1999 between Lucent Technologies, Inc. and Assignor, including all Attachments therein (the "Agreement") to Assignee and Assignee hereby assumes all of Assignor's obligations under the Agreement.

        From and after the date hereof, all references to PF.Net L.L.C. in the Agreement shall be deemed references to Assignee.

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption as of the day, month and year first above written.


                                        ASSIGNOR;

                                        PF.NET NETWORK SERVICES CORP
                                        (formerly PF. Net, L.L.C.


                                        By: /s/ Stephen Irwin
                                            ------------------------------
                                            Name: Stephen Irwin
                                            Title: Authorized Signatory


                                        ASSIGNEE;

                                        PF.NET SUPPLY CORP


                                        By: /s/ Stephen Irwin
                                            ------------------------------
                                            Name: Stephen Irwin
                                            Title: Authorized Signatory


                      CONSENT TO ASSIGNMENT AND ASSUMPTION

        The undersigned hereby consents to the preceeding Assignment and Assumption Excuted as of the 29th day of October 1999

                                        LUCENT TECHNOLOGIES, INC

                                        By: James F. Goodman
                                            ------------------------------
                                            Name: James F. Goodman
                                            Title: Sales VP
                                            Date:  10/29/99